TIAA-CREF Funds	Supplement

TIAA-CREF Lifecycle Index Funds

(series of the TIAA-CREF Funds)

SUPPLEMENT NO. 1
dated January 22, 2024 to the Summary Prospectuses and Statutory Prospectus dated October 1, 2023

The Board of Trustees (the “Board”) of the TIAA-CREF Funds has approved a change in the following Funds’ names, effective May 1, 2024. Therefore, as of May 1, 2024, all references to the Funds in the Summary Prospectuses and Statutory Prospectus are hereby changed as follows:

Existing Name	New Name
TIAA-CREF Lifecycle Index Retirement Income Fund	Nuveen Lifecycle Index Retirement Income Fund
TIAA-CREF Lifecycle Index 2010 Fund	Nuveen Lifecycle Index 2010 Fund
TIAA-CREF Lifecycle Index 2015 Fund	Nuveen Lifecycle Index 2015 Fund
TIAA-CREF Lifecycle Index 2020 Fund	Nuveen Lifecycle Index 2020 Fund
TIAA-CREF Lifecycle Index 2025 Fund	Nuveen Lifecycle Index 2025 Fund
TIAA-CREF Lifecycle Index 2030 Fund	Nuveen Lifecycle Index 2030 Fund
TIAA-CREF Lifecycle Index 2035 Fund	Nuveen Lifecycle Index 2035 Fund
TIAA-CREF Lifecycle Index 2040 Fund	Nuveen Lifecycle Index 2040 Fund
TIAA-CREF Lifecycle Index 2045 Fund	Nuveen Lifecycle Index 2045 Fund
TIAA-CREF Lifecycle Index 2050 Fund	Nuveen Lifecycle Index 2050 Fund
TIAA-CREF Lifecycle Index 2055 Fund	Nuveen Lifecycle Index 2055 Fund
TIAA-CREF Lifecycle Index 2060 Fund	Nuveen Lifecycle Index 2060 Fund
TIAA-CREF Lifecycle Index 2065 Fund	Nuveen Lifecycle Index 2065 Fund

There will be no changes to the investment objectives, principal investment strategies, principal investment risks or portfolio management of the Funds in connection with these name changes.

The Board has also approved changes to the names of certain of the Funds’ share classes, effective May 6, 2024. Therefore, as of May 6, 2024, all references to the following share classes in the Summary Prospectuses and Statutory Prospectus are hereby changed as follows:

Existing Name	New Name
Institutional Class	Class R6
Advisor Class	Class I

Effective May 6, 2024, the following is a general summary of the initial and subsequent investment minimums for the newly renamed share classes, although financial intermediaries may impose their own investment minimums and the Funds may reduce or waive the minimums in some cases:

	Class R6	Class I
Eligibility and Minimum Initial Investment

Available only to certain investors as will be described in the prospectus and through fee-based programs.

$1 million for all accounts except:

•  $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as will be described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as will be described in the prospectus.

Minimum Additional Investment	No minimum.	No minimum.

Effective May 6, 2024, exchanges of shares of a Fund may be made for shares of the same class of other funds offered by the TIAA-CREF Funds and of funds advised by Nuveen Fund Advisors, LLC (the “Nuveen Funds”).

Supplemented prospectuses will be made available on May 6, 2024, which will more fully detail the investment minimums and other requirements of the newly renamed share classes.

A41588 (1/24)